Raymond James Growth Airline Conference

February 1,  2007

Exhibit 99.1

Notice Regarding Forward-Looking Statements

Statements in this presentation that are not historical are “forward-looking statements.” These forward-looking statements may state Midwest Air Group’s or management’s intentions, hopes, beliefs, expectations or predictions for the future.
Words such as “expect,” “anticipate,” “believe,” “estimate,” “goal,” “objective” or similar words are intended to identify forward-looking statements. It is important to note that our actual results could differ materially from the projected results contained in these forward looking statements. Factors that may cause such a difference to occur include, but are not limited to, fees and expenses incurred in connection with AirTran’s unsolicited exchange offer and the risk factors described in
“Item 1A. Risk Factors” in Midwest Air Group’s Annual Report on Form 10-K for the
year ended December 31, 2005.

Agenda for Today’s Discussion

Background

2006 Results

Midwest’s Strategic Plan Creates
Long-Term Value

Midwest’s Board Recommends Against
AirTran’s Offer

History

Origins date to 1948, when Kimberly-Clark
Corporation began providing air transportation
for its executives.

Midwest Express Airlines (now Midwest Airlines)
began offering scheduled service in June 1984.

Initial public offering in 1995. Midwest Air Group
traded on AMEX under symbol MEH.

Today

Recognized as “The best care in the air” by the
industry and consumers.

One brand – Midwest Airlines – with a rich legacy
of service. Three products, each geared to
different types of travelers:

Midwest Airlines Signature Service

Midwest Airlines Saver Service

Midwest Connect

Signature Service

Competitive fares and nonstop service to business
destinations across the U.S.

Two-by-two leather seating with extra legroom

25 Boeing 717 aircraft (88 seats) serve 19 cities

Saver Service

Low fares and nonstop service to leisure markets

Two-by-three seating with extra legroom

11 MD-80 aircraft (143-147 seats) serve 8 cities

Midwest Airlines Route Map

Midwest Connect

Provides connections throughout the
Midwest route system, and point-to-
point service between select
markets

Regional jets feature leather seats,
and widest and tallest passenger
cabin in their class

12 Fairchild 328JETs (32 seats) and
7 Beech 1900s (19 seats) serve 28
cities

Midwest Connect Route Map

Agenda for Today’s Discussion

Background

2006 Results

Midwest’s Strategic Plan Creates
Long-Term Value

Midwest’s Board Recommends Against
AirTran’s Offer

2006 Financial Results

Note: Consolidated financial results of Midwest Air Group. Dollars in millions except Earnings Per Share.

As of December 31,

  2005                      2006                       Change

+$19.1

$118.1

$99.0

Unrestricted Cash

+$4.00

$0.29

($3.71)

Earnings (Loss)/Share

+13.2 pts

0.8%

(12.4%)

Net Margin

+$70.3

$5.4

($64.9)

Net Income (Loss)

+$65.8

$0.6

($65.2)

Operating Income (Loss)

+$141.5

$664.5

$523.0

Revenue

Plan Driving Strong Performance

EBITDAR*

EPS**

Revenue

*EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure.

Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest’s operating  performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

**Includes $0.89 of EPS charge from impairment in third quarter 2005 for Midwest.

2006 Operating Statistics

Note: Midwest Airlines only.

* Excluding fuel. CASM ex-fuel is a non-GAAP financial measure. Reconciliation to GAAP included in SEC filings.

As of December 31,

2005                       2006                       Change

(6.6%)

7.2¢

7.7¢

Cost per ASM*

17.3%

$2.17

$1.85

Fuel Price

14.2%

11.4¢

9.9¢

Revenue per ASM

5.2 pts.

76.8%

71.6%

Load Factor

14.3%

4,982.6

4,358.7

ASMs (millions)

22.6%

3,827.1

3,121.8

RPMs (millions)

8.4%

12.9¢

11.9¢

Revenue Yield

Improved Operating Performance

RASM / CASM

RPM/ASM Growth – Percent of 2000 Levels

Data for Midwest Air Group.  Scheduled service only

* CASM ex-fuel is a non-GAAP financial measure.  Reconciliation to GAAP included in SEC filings.

Data for Midwest Airlines

Positive Market Share Trends

Data for Midwest Air Group

Kansas City - #2 Market Share

Milwaukee - #1 Market Share

Agenda for Today’s Discussion

Background

2006 Results

Midwest’s Strategic Plan Creates
Long-Term Value

Midwest’s Board Recommends Against
AirTran’s Offer

Long-Term Value

Strategic Plan

Shareholders to benefit from Midwest’s investments
and industry rebound

Planned addition of routes and service expected to
increase capacity approximately 21% in 2007

Fleet flexibility and diversification allow company to
generate superior value across a variety of markets

Long-Term Value

  2006                   2007 Plan               Change

Note: $ in millions except EPS and fuel price.

* 2007 estimated EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure. For the full year of 2007, Midwest is projecting non-GAAP net earnings per diluted share to be in excess of $1.70.

Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest’s operating performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

($0.11)

$2.06

$2.17

Fuel Price

($25)

$17

$42

Debt

>$1.41

>$1.70

$0.29

EPS*

>$40

>$120

$80

EBITDAR*

>$160

>$825

$665

Revenue

Long-Term Value

2007 Projections

$824.9

     76.2

CRJ

22.0

New MD-80s

$726.7

Core

Revenue (millions)

6,525.1

    511.8

CRJ

310.0

New MD-80s

5,703.3

Core

Available Seat Miles (millions)

Long-Term Value

2007 Assumptions

Core Growth (includes new MD-80s)

                     Yield                                                                             +1%

                     Load Factor                                  +1.8 pts.

50-Seat Regional Jet Program

                     Yield                                                  $0.19-$0.21

                     Load Factor                                71%-73%

Fuel: $0.11 per gallon price improvement

Net Interest: $3.0mm increase in net interest income from
improved cash from operations and less interest expense

Long-Term Value

Fleet Expansion and Diversification Driving Growth

SkyWest agreement for CRJ service in Q2 2007

Projected annualized revenue impact: $150 million

Allows for redeployment of Boeing 717s and 328JETs
to new opportunities

Two additional MD-80s expected to be put into service in Q2
2007

Projected annualized revenue impact: $50 million

Long-Term Value

Premium upgrades on MD-80s in Q4 2007

Projected annualized revenue impact: $5 million

Evaluating future fleet replacement for MD-80s and
growth aircraft

Replacement narrowed to A320s or Boeing 737-800s

Agenda for Today’s Discussion

Background

2006 Results

Midwest’s Strategic Plan Creates
Long-Term Value

Midwest’s Board Recommends
Against AirTran’s Offer

Offer is Inadequate and Opportunistic

AirTran’s offer undervalues Midwest

Midwest’s shareholders are poised to benefit from company’s
investments and execution of its strategic plan

Midwest has benefited from significant business and
financial momentum

Midwest stock up 182% over last 12 months (as of 1/30/07)

Traffic growth of 21.5% in 2006

Unit revenue growth of 12.5% in 2006

Industry conditions will continue to improve and
increasingly favor high-quality carriers like Midwest

Shareholders Seeing Benefit of Investments

Last 12 months stock performance per Bloomberg as of January 24, 2007.

(1)

  Includes AMR Corp, UAL Corp, Alaska Airlines, Continental and U.S. Airways.

(2)

  Includes JetBlue, Southwest, WestJet and Frontier.

Public announcement of
AirTran’s December 13 Offer

Midwest Board Recommends Against Offer

AirTran’s offer is inadequate because it does not fully reflect the long-
term value of Midwest’s strategic plan

The timing of the offer is opportunistic and disadvantageous to Midwest shareholders

The value of the consideration being offered is uncertain and highly dependent on the value of AirTran common stock

An acquisition by AirTran would not serve the interests of Midwest’s employee’s, suppliers, customers and the communities in which
Midwest operates

The offer is subject to numerous conditions, which results in significant uncertainty that the offer will be consummated

Appendix

Reconciliation Between Net Income and EBITDAR

Midwest believes that this non-GAAP measure, when presented in conjunction with comparable
GAAP measures, is useful because that information is an appropriate measure for evaluating
Midwest’s operating  performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

2006

2005

Twelve Months Ended December 31

$17,923

$79,984

EBITDAR

$82,809

$74,572

51,468

64,215

Aircraft Rentals

15,622

0

Impairment Loss

16,001

15,178

Depreciation and amortization

(140)

(403)

Tax

3,581

3,283

Interest expense

(3,723)

(7,701)

Interest income

Less

$(64,886)

$5,412

Net income as reported ($000)